BROWN ADVISORY FUNDS

Brown Advisory Winslow Sustainability Fund
(the “Fund”)
Institutional Shares (BAFWX)
Investor Shares (BIAWX)
Advisor Shares (BAWAX)

Supplement dated June 1, 2013
to the Prospectus, the Summary Prospectus and the Statement of Additional Information
dated October 19, 2012

1.	Change in the Name of the Fund

Effective as of July 1, 2013, the name of the Fund is being changed to the “Brown Advisory Sustainable Growth Fund”.   The investment objective and the investment strategies of the Fund are not being changed in connection with the name change for the Fund and the current portfolio managers will continue to manage the Fund subject to the current investment strategies that they employ with respect to their management of the Fund.

Investors should retain this supplement for future reference.